EXHIBIT 99.1

Company Update January 2015 Built for success, positioned for growth

Built for success, positioned for growth This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.  Social Media From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group). Forward-Looking Statements *

Built for success, positioned for growth Helix is a specialty deepwater service provider to the offshore energy industry, focused on expanding our subsea infrastructure services in Well Intervention and Robotics. Who We Are *

Built for success, positioned for growth Well Intervention: Entering a wellbore to initiate, enhance, restore or decommission production as part of the well’s natural life cycle. Robotics: Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews. Why focus on these disciplines? Strong current demand with projected sustained growth Significant barriers to entry Capital-intensive at the top end of the market, for both vessels and skilled crews Mastery of full range of services necessary to add value Strong track record critical to earning customer trust T1200 Jet Trencher preparing for deployment Intervention Riser System Deepwater Subsea Services *

Built for success, positioned for growth Well Intervention

Built for success, positioned for growth Well Intervention Overview *

Built for success, positioned for growth Q4000 Well Enhancer Seawell H534 Skandi Constructor (chartered vessel) Intervention Riser Systems (IRS) Well Intervention Current Asset Base *

Built for success, positioned for growth Helix 534 In Service Q4 2013 Q5000 In Service 2015 Intervention Riser Systems Q7000 In Service 2016 Siem Helix 1,2 In Service 2016 Future Well Intervention Growth *

Built for success, positioned for growth Source: Quest Offshore Resources, Energy Database Global Subsea Well Inventory Growth *

Built for success, positioned for growth Robotics

Built for success, positioned for growth Helix provides ROVs and crews to perform subsea tasks, including: Umbilical and flowline trenching services Geotechnical coring Comprehensive workclass ROV services Dynamically positioned ROV support vessels Tooling and intervention services Technical manpower and project management services As operations move into deeper waters, more powerful, specialized ROVs will be required to perform subsea tasks Robotics Overview * Workclass ROV – UHD 86

Built for success, positioned for growth 56 Work-class ROVs: The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks 5 Trenchers: The key to pipeline installation in heavily-trafficked waters New T1500 jet trencher entered fleet in Q2 2014 2 ROVDrills: Provide seabed composition intelligence for subsea construction and subsea mining operations Robotics Assets *

Built for success, positioned for growth Olympic Canyon Grand Canyon 1 Rem Installer Deep Cygnus Deep Cygnus Chartered Vessel Fleet *

Built for success, positioned for growth Currently four vessels under long-term charter Two additional vessels scheduled to enter fleet in 2015 Grand Canyon 2 Grand Canyon 3 The above vessels are a combination of fleet enhancement / replacement Spot vessels are continually added & subtracted to the chartered vessel fleet as market demand requires Chartered Vessel Fleet * Grand Canyon 2 undergoing final fitting at Kleven shipyard Grand Canyon 3 arriving at Kleven shipyard in Norway

Built for success, positioned for growth Newbuild chartered vessels optimized for renewable energy markets, as well as oil & gas markets Additional work-class ROVs for current and emerging markets Trenchers for burial operations worldwide ROVDrill seabed coring units for energy and mining industries Future Robotics Growth *

Built for success, positioned for growth Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements A fleet of advanced vehicles, including several units custom-built to our specifications The industry leader in subsea trenching and coring capabilities Provide trenching, cable burial and ROV support for offshore wind farm development Current focus on export lines (field to shore) Future opportunities in-field (inter-array cable installation) ROVs serve many industries outside the offshore oil and gas sector Oil and Gas Renewable Energy Subsea Mining Specialty Services What Sets Helix Apart in Robotics *

Built for success, positioned for growth Production Facilities

Built for success, positioned for growth Independence Hub Semi (20%) Location: Mississippi Canyon (GOM) Partner: Enterprise Products Operator: Anadarko Marco Polo TLP (50%) Location: Green Canyon (GOM) Partner: Enterprise Products Operator: Anadarko Helix Producer I FPU Location: Phoenix Field (GOM) Expect to remain on field through 2019 A component of the well containment system, along with the Q4000 Production Facilities EBITDA has averaged ~$16 million per quarter over first 9 months of 2014. Helix Producer I preparing to re-enter service following Macondo well containment response Production Facilities *

Built for success, positioned for growth Debt & Liquidity

Built for success, positioned for growth Liquidity of approximately $1.1 billion at 09/30/2014 ($ amounts in millions) Includes impact of unamortized debt discount under our convertible senior notes. We define liquidity as the total of cash and cash equivalents ($547 million) plus unused capacity under our revolving credit facility ($583 million). * Debt and Liquidity Profile

Built for success, positioned for growth Total funded debt of $576 million at end of Q3 2014: $200 million Convertible Senior Notes – 3.25% (A) ($178 million net of unamortized debt discount) $281 million Term Loan – LIBOR + 2.25% (B) Annual amortization payments of 5% in years 1 and 2, 10% per annum in years 3 through 5 $95 million MARAD Debt – 4.93% Semi-annual amortization payments Convertible Notes Term Loan MARAD Debt Stated maturity 2032. First put / call date is March 2018. We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps. * Debt Instrument Profile

Built for success, positioned for growth 2015 Outlook

Built for success, positioned for growth Earnings per share estimates based on a corporate tax rate ranging from 25% - 30%. 2014 Forecast *

Built for success, positioned for growth Recent slide in oil prices dampens the outlook for 2015 E&P spending likely to be reduced significantly across the supply chain Helix is likely to also be impacted by customer spending cuts in 2015 Exploration budgets will likely be more severely impacted than production related spending Helix’s well intervention business is more directly impacted by production spending 2015 Outlook – Industry Conditions *

Built for success, positioned for growth Q5000 should enter the fleet sometime in Q3 2015 Seawell “life extension” ongoing and is expected to take the vessel out of service for approximately 100 days in 2015 H534 and Q4000 both have scheduled regulatory drydocks in 2015 North Sea market expected to see softer activity in the winter months of 2015 (reversion to the norm) 2015 Outlook – Company Specific *

Built for success, positioned for growth The demand for well intervention services expected to increase as the subsea wellhead count increases and ages Alliance with OneSubsea and Schlumberger expected to generate incremental opportunities for Helix vessels associated with production enhancement activities Brazil represents geographic expansion for Helix and the two vessel contracts with Petrobras should commence in 2016 Beyond 2015 *

Built for success, positioned for growth Follow Helix on Twitter: @Helix_ESG Join the discussion on LinkedIn: www.linkedin.com/company/helix